Dec. 31, 2012

Dear Valued Customer,

Although the economy is showing signs of growth, news remains that cause us to think deeply about our financial futures. With that in mind, it’s important to be open with your registered representative when discussing your objectives. Be sure to share your perspective on current topics of interest for your financial goals and retirement.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Inside this book, you will find annual reports dated Dec. 31, 2012, for the 48 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s). Please call your registered representative or Kansas City Life Customer Services at 800-616-3670 if you have questions about the Annual Report of Variable Product Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

Sincerely,

/s/ R. Philip Bixby

R. Philip Bixby, President, CEO and Chairman
of the Board Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services, Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000. Member FINRA/SIPC.